INTERCOMPANY SUBORDINATION AGREEMENT

This INTERCOMPANY SUBORDINATION AGREEMENT (this “Agreement”), dated as of June 27, 2012, is entered into by and among the Obligors listed on the signature pages hereof and those additional entities that hereafter become parties hereto by joinder (collectively, jointly, and severally, the “Obligors” and each, individually, an “Obligor”), in favor of WELLS FARGO GAMING CAPITAL, LLC, a Delaware limited liability company, in its capacity as administrative agent for the below defined Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns, if any, in such capacity, “Agent”), in light of the following:

WHEREAS, Nevada Gold & Casinos, Inc., a Nevada corporation (“Parent”), A.G. Trucano, Son & Grandsons, Inc., a South Dakota corporation (“Borrower”), the below defined Lenders, and Agent are, contemporaneously herewith, entering into that certain Credit Agreement of even date herewith (as amended, restated, modified, renewed or extended from time to time, the “Credit Agreement”);

WHEREAS, each Obligor has made or may make certain loans or advances from time to time to one or more other Obligors; and

WHEREAS, in order to induce Agent and the Lenders to enter into the Credit Agreement and the other Loan Documents and to induce the Lender Group and the Bank Product Providers to extend the loans and other financial accommodations to Borrower pursuant to the Loan Documents and the Bank Product Agreements, and in consideration thereof, and in consideration of any loans or other financial accommodations heretofore or hereafter extended by the Lender Group and the Bank Product Providers to Borrower pursuant to the Loan Documents and the Bank Product Agreements, each Obligor has agreed to subordinate the indebtedness of each other Obligor owed to such Obligor to the below defined Senior Debt upon the terms and subject to the conditions set forth in this Agreement.

NOW, THEREFORE, for and in consideration of the mutual promises, covenants, conditions, representations, and warranties set forth herein and for other good and valuable consideration, the receipt, sufficiency, and adequacy of which are hereby acknowledged, each Obligor and Agent hereby agree as follows:

1.            Definitions and Construction.

(a)          Terms Defined in Credit Agreement. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (including Schedule 1.1 thereto).

(b)          Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

“Agent” has the meaning specified therefor in the preamble to this Agreement.

“Agreement” has the meaning specified therefor in the preamble to this Agreement.

“Borrower” has the meaning specified therefor in the recitals to this Agreement.

“Credit Agreement” has the meaning specified therefor in the recitals to this Agreement.

“Creditor Obligor” has the meaning specified therefor in the definition of Subordinated Debt.

“Debtor Obligor” has the meaning specified therefor in the definition of Subordinated Debt.

“Discharge of Senior Debt” means the repayment in full of all Senior Debt, in each case, after or concurrently with the termination or expiration of all commitments, if any, to make loans, advances or otherwise extend credit that would constitute Senior Debt.

“Guaranty and Security Agreement” has the meaning specified therefor in the Credit Agreement.

“Indebtedness” has the meaning specified therefor in the Credit Agreement.

“Insolvency Event” has the meaning specified therefor in Section 3.

“Lender Group” means each of the Lenders and Agent, or any one or more of them.

“Lender Group Expenses” has the meaning specified therefor in the Credit Agreement.

“Lenders” means, individually and collectively, each of the lenders identified on the signature pages to the Credit Agreement, and shall include any other Person made a party to the Credit Agreement in accordance with the provisions thereof (together with their respective successors and assigns).

“Obligations” has the meaning specified therefor in the Credit Agreement.

“Obligor” and “Obligors” have the respective meanings specified therefor in the preamble to this Agreement.

“Senior Debt” means all obligations (including the Obligations and the Indebtedness evidenced by the Guaranty and Security Agreement) owing, due, or secured under, or in connection with, the terms of, or evidenced by, the Credit Agreement, any other Loan Document or any Bank Product Agreement, whether now existing or arising hereafter, including all principal, premium, interest, fees, attorneys fees, costs, charges, expenses, reimbursement obligations, obligations to post cash collateral in respect of Bank Product Obligations or indemnities in respect thereof, any other indemnities or guarantees, and all other amounts payable under or secured by any Loan Document or any Bank Product Agreement (including, in each case, all amounts accruing on or after the commencement of any Insolvency Proceeding relating to any Loan Party, or that would have accrued or become due under the terms of any Loan Document or any Bank Product Agreement but for the commencement of any Insolvency Proceeding with respect to any Loan Party and irrespective of whether a claim for all or any portion of such amounts is allowable or allowed in such Insolvency Proceeding).

“Subordinated Debt” means, with respect to each Obligor (each, a “Creditor Obligor”), all Indebtedness, liabilities, and other obligations, whether now existing or arising hereafter, of any other Obligor (each, a “Debtor Obligor”), including all principal, premium, interest, fees, attorneys fees, costs, charges, expenses, reimbursement obligations and any other amounts, in each case, that are owing or due to the Creditor Obligor by such Debtor Obligor, whether now existing or hereafter arising, and whether due or to become due, absolute or contingent, liquidated or unliquidated, determined or undetermined, including all fees and all other amounts payable by such Debtor Obligor to such Creditor Obligor under or in connection with any documents or instruments related thereto.

“Subordinated Debt Payment” means any payment or distribution by or on behalf of any of the Debtor Obligors, directly or indirectly, of assets of any of the Debtor Obligors of any kind or character, whether in cash, property, or securities, including on account of the purchase, redemption, or other acquisition of Subordinated Debt, as a result of any collection, sale, or other disposition of Collateral, or by setoff, exchange, or in any other manner, for or on account of the Subordinated Debt.

(c)          Construction. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Agreement to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein or in the Credit Agreement). The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts, and contract rights. Any reference herein to the satisfaction, repayment, or payment in full of the Senior Debt (including in the definition of “Discharge of Senior Debt”) shall mean (i) the payment or repayment in full in cash or immediately available funds of (A) the principal amount of, and interest accrued with respect to, all outstanding Loans, together with the payment of any premium applicable to the repayment of the Loans, (B) all Lender Group Expenses that have accrued regardless of whether demand has been made therefore, (C) all fees or charges that have accrued hereunder or under any other Loan Document, (ii) in the case of obligations with respect to Bank Products (other than Hedge Obligations), providing Bank Product Collateralization, (iii) the receipt by Agent of cash collateral in order to secure any other contingent Senior Debt for which a claim or demand for payment has been made at such time or in respect of matters or circumstances known to Agent or a Lender at the time that are reasonably expected to result in any loss, cost, damage or expense (including reasonable attorneys fees and legal expenses), such cash collateral to in such amount as Agent reasonably determines is appropriate to secure such contingent Obligations, (iv) the payment or repayment in full in immediately available funds of all other Senior Debt (including the payment of any termination amount then applicable (or which would or could become applicable as a result of the repayment of the other Senior Debt) under Hedge Agreements provided by Hedge Providers) other than (A) unasserted contingent indemnification Senior Debt, (B) any Bank Product Obligations (other than Hedge Obligations) that, at such time, are allowed by the applicable Bank Product Provider to remain outstanding without being required to be repaid or cash collateralized, and (C) any Hedge Obligations that, at such time, are allowed by the applicable Hedge Provider to remain outstanding without being required to be repaid, and (v) the termination of all of the Commitments of the Lenders. Any reference herein to any Person shall be construed to include such Person’s successors and assigns. Any requirement of a writing contained herein shall be satisfied by the transmission of a Record. The captions and headings are for convenience of reference only and shall not affect the construction of this Agreement.

2.            Subordination to Payment of Senior Debt. All payments on account of the Subordinated Debt shall be subject, subordinate, and junior, in right of payment and exercise of remedies, to the extent and in the manner set forth herein, to the Discharge of Senior Debt.

3.            Subordination upon Any Distribution of Assets of the Obligors. In the event of any payment or distribution of assets of any Debtor Obligor of any kind or character, whether in cash, property, or securities, upon the dissolution, winding up, or total or partial liquidation or reorganization, readjustment, arrangement, or similar proceeding relating to such Debtor Obligor or its property, whether voluntary or involuntary, or in bankruptcy, insolvency, receivership, arrangement, or similar proceedings or upon an assignment for the benefit of creditors, or upon any other marshaling or composition of the assets and liabilities of such Debtor Obligor, or upon the occurrence of an Insolvency Proceeding, or otherwise (such events, collectively, the “Insolvency Events”): (a) the Discharge of Senior Debt must have occurred before any Subordinated Debt Payment is made; and (b) any Subordinated Debt Payment to which any Creditor Obligor would be entitled except for the provisions hereof, shall be paid or delivered by the trustee in bankruptcy, receiver, assignee for the benefit of creditors, or other liquidating lender making such payment or distribution directly to Agent for application to the payment of the Senior Debt until the Discharge of Senior Debt has occurred, after giving effect to any concurrent payment or distribution or provision therefor to Agent, any other member of the Lender Group or any Bank Product Provider in respect of such Senior Debt.

4.            Payments on Subordinated Debt.

(a)          Permitted Payments. So long as no Event of Default has occurred and is continuing, each Debtor Obligor may make, and each Creditor Obligor shall be entitled to accept and receive Subordinated Debt Payments expressly allowed to be made, if any, under the Credit Agreement.

(b)          No Payment upon Senior Debt Defaults. Upon the occurrence and during the continuance of any Event of Default, no Debtor Obligor shall make, and no Creditor Obligor shall accept or receive, any Subordinated Debt Payment. For the avoidance of doubt, once such Event of Default is no longer continuing, and so long as no other Event of Default has occurred and is continuing, any Debtor Obligor may make and any Creditor Obligor may accept or receive any Subordinated Debt Payment, including Subordinated Debt Payments scheduled for the period of time when such Event of Default existed to the extent such Subordinated Debt Payments are permitted to be made under the Credit Agreement.

5.            Subordination of Remedies. Until the Discharge of Senior Debt has occurred, whether or not any Insolvency Event has occurred, no Creditor Obligor will:

(a)          accelerate, make demand, or otherwise make due and payable prior to the original due date thereof any Subordinated Debt;

(b)          bring, commence, institute, prosecute, or participate in any lawsuit, action, or proceeding, whether private, judicial, equitable, administrative, or otherwise to enforce its rights or interests in respect of the Subordinated Debt;

(c)          exercise any rights under or with respect to guaranties of the Subordinated Debt, if any;

(d)          exercise any of its rights or remedies in connection with the Subordinated Debt with respect to any Collateral of any Debtor Obligor;

(e)          exercise any right to set-off or counterclaim in respect of any indebtedness, liabilities, or obligations of such Creditor Obligor to any Debtor Obligor against any of the Subordinated Debt;

(f)          contest, protest, or object to any exercise of secured creditor remedies by Agent, any other member of the Lender Group, or any Bank Product Provider in connection with the Senior Debt;

(g)          object to any forbearance by Agent, any other member of the Lender Group, or any Bank Product Provider in connection with the Senior Debt; or

(h)          commence, or cause to be commenced, or join with any creditor other than Agent or any Lender in commencing, any Insolvency Proceeding against any Debtor Obligor.

6.            Payment over to Agent. In the event that, notwithstanding the provisions of Sections 2, 3, 4, and 5, any Subordinated Debt Payments shall be received in contravention of such Sections 2, 3, 4, or 5 by any Creditor Obligor before the Discharge of Senior Debt has occurred, such Subordinated Debt Payments shall be segregated and held in trust for the benefit of the Lender Group and the Bank Product Providers and shall be forthwith paid over or delivered to Agent, in the same form as received and with any necessary endorsements, for application to the payment of the Senior Debt in accordance with the terms of the Loan Documents and the Bank Product Agreements. Agent is authorized to make any such endorsements as Agent for the Creditor Obligors. Such authorization is coupled with an interest and is irrevocable until the Discharge of Senior Debt.

7.            Authorization to Agent. If, while any Subordinated Debt is outstanding and before Discharge of Senior Debt has occurred, any Insolvency Event shall occur and be continuing with respect to any Debtor Obligor or its property: (a) Agent hereby is irrevocably authorized and empowered (in the name of each Creditor Obligor or otherwise), but shall have no obligation, to demand, sue for, collect, and receive every payment or distribution in respect of the Subordinated Debt and give acquittance therefor and to file claims and proofs of claim and take such other action (including voting the Subordinated Debt) as it may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of Agent (or any member of the Lender Group or any Bank Product Provider) under any of the Loan Documents or any Bank Product Agreements; and (b) each Creditor Obligor shall promptly take such action as Agent may reasonably request (i) to collect the Subordinated Debt for the account of the Lender Group and Bank Product Providers and to file appropriate claims or proofs of claim in respect of the Subordinated Debt, (ii) to execute and deliver to Agent such powers of attorney, assignments, and other instruments as it may reasonably request to enable it to enforce any and all claims with respect to the Subordinated Debt, and (iii) to collect and receive any and all Subordinated Debt Payments.

8.            Certain Agreements Of Each Obligor.

(a)          No Benefits. Each Obligor understands that there may be various agreements between the Lender Group or the Bank Product Providers and any other Obligor evidencing and governing the Senior Debt, and each Obligor acknowledges and agrees that such agreements are not intended to confer any benefits on such Obligor unless such Obligor is also a party thereto (in which case, the rights of such Obligor are as set forth therein) and that no member of the Lender Group nor any Bank Product Provider shall have any obligation to such Obligor or any other Person to exercise any rights, enforce any remedies, or take any actions which may be available to them under such agreements unless such Obligor is also a party thereto (in which case, the rights of such Obligor are as set forth therein).

(b)          No Interference. Each Obligor acknowledges that certain other Obligors have granted to Agent for the benefit of the Lender Group and the Bank Product Providers security interests in substantially all of such other Obligor’s assets, and agrees not to interfere with or in any manner oppose a disposition of any Collateral by Agent in accordance with the applicable Loan Documents, Bank Product Agreements or applicable law.

(c)          Reliance by Agent, Lender Group and the Bank Product Providers. Each Obligor acknowledges and agrees that Agent, each member of the Lender Group, and each Bank Product Provider will have relied upon and will continue to rely upon the subordination provisions provided for herein and the other provisions hereof in entering into the Loan Documents and the Bank Product Agreement and making or issuing any financial accommodations thereunder.

(d)          Waivers. Except as otherwise provided under the Credit Agreement, any other Loan Document or any Bank Product Agreement, each Obligor hereby waives any and all notice of the incurrence of the Senior Debt or any part thereof and any right to require marshaling of assets.

(e)          Obligations of Each Debtor Obligor Not Affected. Each Creditor Obligor hereby agrees that at any time and from time to time, without notice to or the consent of such Creditor Obligor, without incurring responsibility to such Creditor Obligor, and without impairing or releasing the subordination provided for herein or otherwise impairing the rights of Agent, any of the Lender Group or any Bank Product Provider hereunder: (i) the time for any Debtor Obligor’s performance of or compliance with any of its agreements contained in the Loan Documents or the Bank Product Agreements may be extended or such performance or compliance may be waived by Agent, any member of the Lender Group or any Bank Product Provider; (ii) the agreements of any Debtor Obligor with respect to the Loan Documents or the Bank Product Agreements may from time to time be modified by such other Debtor Obligor, Agent, any of the Lender Group or any Bank Product Provider for the purpose of adding any requirements thereto or changing in any manner the rights and obligations of such Debtor Obligor, Agent, any of the Lender Group or any Bank Product Provider thereunder; (iii) the manner, place, or terms for payment by any Debtor Obligor of Senior Debt or any portion thereof may be altered or the terms for payment extended, or the Senior Debt of any Debtor Obligor may be renewed in whole or in part; (iv) the maturity of the Senior Debt of any Debtor Obligor may be accelerated in accordance with the terms of any present or future agreement by any Debtor Obligor, Agent, and the Lenders; (v) any Collateral may be sold, exchanged, released, or substituted and any Lien in favor of Agent may be terminated, subordinated, or fail to be perfected or become unperfected; (vi) any Person liable in any manner for Senior Debt may be discharged, released, or substituted; and (vii) all other rights against the Debtor Obligors, any other Person, or with respect to any Collateral may be exercised (or Agent, any of the Lender Group or any Bank Product Provider may waive or refrain from exercising such rights as provided in the Loan Documents, the Bank Product Agreements or under applicable law) in each case, in accordance with the applicable Loan Documents, Bank Product Agreements and applicable law.

(f)          Rights of Agent Not to Be Impaired. No right of Agent, or the Lender Group, or the Bank Product Providers to enforce the subordination provided for herein or to exercise its other rights hereunder shall at any time in any way be prejudiced or impaired by any act or failure to act by any Obligor, Agent, any Lender, or any Bank Product Provider hereunder or under or in connection with the other Loan Documents or the Bank Product Agreements or by any noncompliance by the other Obligors with the terms and provisions and covenants herein or in any other Loan Document or any Bank Product Agreement, regardless of any knowledge thereof Agent, or any Lender, or any Bank Product Provider may have or otherwise be charged with.

(g)          Financial Condition of the Obligors. No Obligor shall have any right to require Agent to obtain or disclose any information with respect to: (i) the financial condition or character of any other Obligor or the ability of any other Obligor to pay and perform any or all of Senior Debt; (ii) the Senior Debt; (iii) the Collateral or other security for any or all of the Senior Debt; (iv) the existence or nonexistence of any guarantees of, or any other subordination agreements with respect to, all or any part of the Senior Debt; (v) any action or inaction on the part of Agent or any other Person; or (vi) any other matter, fact, or occurrence whatsoever.

(h)          Acquisition of Liens or Guaranties. Except as expressly permitted by the Credit Agreement, no Creditor Obligor shall (i) acquire any Lien on any asset of any Debtor Obligor or (ii) accept any guaranties from any other Obligor or from any other Subsidiary of any Loan Party for the Subordinated Debt.

9.          Subrogation. With respect to any payments or distribution in cash, property, or other assets that any Creditor Obligor pays over to Agent (for the benefit of the Lender Group and the Bank Product Providers) under the terms of this Agreement, each Creditor Obligor shall be subrogated to the rights of Agent, the Lender Group and the Bank Product Providers; provided, however, that each Creditor Obligor agrees not to assert or enforce any such rights of subrogation it may acquire as a result of any such payment or distribution hereunder until the Discharge of Senior Debt has occurred; provided further, however, that no Creditor Obligor shall exercise or enforce any such rights against any Debtor Obligor (including after the Discharge of Senior Debt) if all or any portion of the Senior Debt shall have been satisfied in connection with an exercise of remedies by Agent in respect of the Equity Interests of such Debtor Obligor whether pursuant to the Guaranty and Security Agreement or otherwise.

10.         Continuing Agreement; Reinstatement.

(a)          Continuing Agreement. This Agreement is a continuing agreement of subordination and shall continue in effect and be binding upon each Obligor until the Discharge of Senior Debt has occurred. The subordinations, agreements, and priorities set forth herein shall remain in full force and effect regardless of whether any party hereto in the future seeks to rescind, amend, terminate, or reform, by litigation or otherwise, its respective agreements with the other Obligor. This Agreement shall be applicable both before and after the commencement of any Insolvency Proceeding and all converted or succeeding cases in respect thereof. The relative rights of parties hereto in or to any distributions from or in respect of any Collateral or proceeds of Collateral, shall continue after the commencement of any Insolvency Proceeding. Accordingly, the provisions of this Agreement are intended to be and shall be enforceable as a subordination agreement within the meaning of Section 510 of the Bankruptcy Code.

(b)          Reinstatement. This Agreement shall continue to be effective or shall be reinstated (and the amount of Senior Debt shall be reinstated), as the case may be, if, for any reason, any payment of the Senior Debt shall be rescinded or must otherwise be restored by any member of the Lender Group, or any Bank Product Provider to any Loan Party, whether as a result of an Insolvency Event or otherwise.

11.         Transfer of Subordinated Debt. No Obligor may assign or transfer its rights and obligations in respect of the Subordinated Debt without the prior written consent of Agent, and any such transferee or assignee, as a condition to acquiring an interest in the Subordinated Debt shall agree to be bound hereby, in form reasonably satisfactory to Agent.

12.         Obligations of the Obligors Not Affected. The provisions of this Agreement are intended solely for the purpose of defining the relative rights of each Creditor Obligor against each Debtor Obligor, on the one hand, and of the Lender Group, and the Bank Product Providers against each Creditor Obligor, on the other hand. Nothing contained in this Agreement shall (i) impair, as between each Creditor Obligor and any Debtor Obligor, the obligation of the Debtor Obligor to pay its obligations with respect to the Subordinated Debt as and when the same shall become due and payable, or (ii) otherwise affect the relative rights of any Creditor Obligor against any Debtor Obligor, on the one hand, and of the creditors (other than any member of the Lender Group or the Bank Product Providers) of the Debtor Obligors against the Debtor Obligors, on the other hand.

13.         Endorsement of Obligor Documents; Further Assurances And Additional Acts.

(a)          Endorsement of Obligor Documents. Upon the written request of Agent, all documents and instruments evidencing any of the Subordinated Debt, if any, shall be endorsed with a legend noting that such documents and instruments are subject to this Agreement, and each Obligor shall promptly deliver to Agent evidence of the same.

(b)          Further Assurances and Additional Acts. Each Obligor shall execute, acknowledge, deliver, file, notarize, and register at its own expense all such further agreements, instruments, certificates, financing statements, documents, and assurances, and perform such acts as Agent reasonably shall deem necessary or appropriate to effectuate the purposes of this Agreement, and promptly provide Agent with evidence of the foregoing reasonably satisfactory in form and substance to Agent.

14.         Notices. All notices and other communications hereunder to Agent shall be in writing and shall be mailed, sent, or delivered in accordance Section 11 of the Credit Agreement. All notices and other communications hereunder to any Obligor shall be in writing and shall be mailed, sent, or delivered in care of Borrower in accordance with Section 11 of the Credit Agreement.

15.         No Waiver; Cumulative Remedies. No remedy under this Agreement, under the Credit Agreement, any other Loan Document or any Bank Product Agreement is intended to be exclusive of any other remedy, but each and every remedy shall be cumulative and in addition to any and every other remedy given under this Agreement, under the Credit Agreement, any other Loan Document or any Bank Product Agreement, and those provided by law. No delay or omission by any member of the Lender Group or any Bank Product Provider, or Agent on behalf thereof, to exercise any right under this Agreement shall impair any such right nor be construed to be a waiver thereof. No failure on the part of any member of the Lender Group or any Bank Product Provider, or Agent on behalf thereof, to exercise, and no delay in exercising, any right under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right under this Agreement preclude any other or further exercise thereof or the exercise of any other right.

16.         Costs and Expenses. The Obligors, jointly and severally, agree to pay to Agent promptly after demand therefor all Lender Group Expenses in connection with this Agreement, including in connection with the negotiation, preparation, execution, delivery, and administration of this Agreement, or any amendments, modifications, or waivers of the terms hereof, or the enforcement or attempted enforcement of, or preservation of rights or interests under, this Agreement, including any losses incurred by Agent as a result of any failure by any Obligor to perform or observe its obligations contained in this Agreement.

17.         Survival. All covenants, agreements, representations and warranties made in this Agreement shall, except to the extent otherwise provided herein, survive the execution and delivery of this Agreement, and shall continue in full force and effect until the Discharge of Senior Debt has occurred. The foregoing to the contrary notwithstanding, the obligations of each Obligor under Section 9 and Section 16 shall survive the Discharge of Senior Debt; provided that Section 16 shall only survive the Discharge of Senior Debt for a period of one (1) year.

18.         Benefits of Agreement. This Agreement is entered into for the sole protection and benefit of the Obligors, the Lender Group and the Bank Product Providers and their respective successors and assigns, and no other Person shall be a direct or indirect beneficiary of, or shall have any direct or indirect cause of action or claim in connection with, this Agreement.

19.         Binding Effect. This Agreement shall be binding upon, inure to the benefit of and be enforceable by each Obligor, Agent for the benefit of the Lender Group and the Bank Product Providers and their respective successors and assigns.

20.         Choice Of Law And Venue; Jury Trial Waiver; judicial reference provision.

(a)          THE VALIDITY OF THIS AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO, AND ANY CLAIMS, CONTROVERSIES OR DISPUTES ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA .

(b)          THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA; PROVIDED, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH OBLIGOR AND AGENT WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 20.

(c)          TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH OBLIGOR AND AGENT HEREBY WAIVE THEIR RESPECTIVE RIGHTS, IF ANY, TO A JURY TRIAL OF ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS (EACH A “CLAIM”). EACH OBLIGOR AND AGENT REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

(d)          EACH OBLIGOR HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF LOS ANGELES AND THE STATE OF CALIFORNIA, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT AGENT MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AGAINST ANY OBLIGOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(e)          NO CLAIM MAY BE MADE BY ANY OBLIGOR AGAINST AGENT, THE SWING LENDER, ANY OTHER LENDER, ISSUING LENDER, OR THE UNDERLYING ISSUER, OR ANY AFFILIATE, DIRECTOR, OFFICER, EMPLOYEE, COUNSEL, REPRESENTATIVE, AGENT, OR ATTORNEY-IN-FACT OF ANY OF THEM FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL, OR PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM FOR BREACH OF CONTRACT OR ANY OTHER THEORY OF LIABILITY ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, OR ANY ACT, OMISSION, OR EVENT OCCURRING IN CONNECTION THEREWITH, AND EACH OBLIGOR HEREBY WAIVES, RELEASES, AND AGREES NOT TO SUE UPON ANY CLAIM FOR SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

(f)          IN THE EVENT ANY LEGAL PROCEEDING IS FILED IN A COURT OF THE STATE OF CALIFORNIA (THE "COURT") BY OR AGAINST ANY PARTY HERETO IN CONNECTION WITH ANY CLAIM AND THE WAIVER SET FORTH IN SECTION 20(c) ABOVE IS NOT ENFORCEABLE IN SUCH PROCEEDING, THE PARTIES HERETO AGREE AS FOLLOWS:

(i)          WITH THE EXCEPTION OF THE MATTERS SPECIFIED IN SUBCLAUSE (ii) BELOW, ANY CLAIM SHALL BE DETERMINED BY A GENERAL REFERENCE PROCEEDING IN ACCORDANCE WITH THE PROVISIONS OF CALIFORNIA CODE OF CIVIL PROCEDURE SECTIONS 638 THROUGH 645.1. THE PARTIES INTEND THIS GENERAL REFERENCE AGREEMENT TO BE SPECIFICALLY ENFORCEABLE. VENUE FOR THE REFERENCE PROCEEDING SHALL BE IN THE COUNTY OF LOS ANGELES, CALIFORNIA.

(ii)         THE FOLLOWING MATTERS SHALL NOT BE SUBJECT TO A GENERAL REFERENCE PROCEEDING: (A) NON-JUDICIAL FORECLOSURE OF ANY SECURITY INTERESTS IN REAL OR PERSONAL PROPERTY, (B) EXERCISE OF SELF-HELP REMEDIES (INCLUDING SET-OFF OR RECOUPMENT), (C) APPOINTMENT OF A RECEIVER, AND (D) TEMPORARY, PROVISIONAL, OR ANCILLARY REMEDIES (INCLUDING WRITS OF ATTACHMENT, WRITS OF POSSESSION, TEMPORARY RESTRAINING ORDERS, OR PRELIMINARY INJUNCTIONS). THIS AGREEMENT DOES NOT LIMIT THE RIGHT OF ANY PARTY TO EXERCISE OR OPPOSE ANY OF THE RIGHTS AND REMEDIES DESCRIBED IN CLAUSES (A) - (D) AND ANY SUCH EXERCISE OR OPPOSITION DOES NOT WAIVE THE RIGHT OF ANY PARTY TO PARTICIPATE IN A REFERENCE PROCEEDING PURSUANT TO THIS AGREEMENT WITH RESPECT TO ANY OTHER MATTER.

(iii)        UPON THE WRITTEN REQUEST OF ANY PARTY, THE PARTIES SHALL SELECT A SINGLE REFEREE, WHO SHALL BE A RETIRED JUDGE OR JUSTICE. IF THE PARTIES DO NOT AGREE UPON A REFEREE WITHIN 10 DAYS OF SUCH WRITTEN REQUEST, THEN, ANY PARTY SHALL HAVE THE RIGHT TO REQUEST THE COURT TO APPOINT A REFEREE PURSUANT TO CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 640(B). THE REFEREE SHALL BE APPOINTED TO SIT WITH ALL OF THE POWERS PROVIDED BY LAW. PENDING APPOINTMENT OF THE REFEREE, THE COURT SHALL HAVE THE POWER TO ISSUE TEMPORARY OR PROVISIONAL REMEDIES.

(iv)        EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, THE REFEREE SHALL DETERMINE THE MANNER IN WHICH THE REFERENCE PROCEEDING IS CONDUCTED INCLUDING THE TIME AND PLACE OF HEARINGS, THE ORDER OF PRESENTATION OF EVIDENCE, AND ALL OTHER QUESTIONS THAT ARISE WITH RESPECT TO THE COURSE OF THE REFERENCE PROCEEDING. ALL PROCEEDINGS AND HEARINGS CONDUCTED BEFORE THE REFEREE, EXCEPT FOR TRIAL, SHALL BE CONDUCTED WITHOUT A COURT REPORTER, EXCEPT WHEN ANY PARTY SO REQUESTS A COURT REPORTER AND A TRANSCRIPT IS ORDERED, A COURT REPORTER SHALL BE USED AND THE REFEREE SHALL BE PROVIDED A COURTESY COPY OF THE TRANSCRIPT. THE PARTY MAKING SUCH REQUEST SHALL HAVE THE OBLIGATION TO ARRANGE FOR AND PAY THE COSTS OF THE COURT REPORTER, PROVIDED THAT SUCH COSTS, ALONG WITH THE REFEREE'S FEES, SHALL ULTIMATELY BE BORNE BY THE PARTY WHO DOES NOT PREVAIL, AS DETERMINED BY THE REFEREE.

(v)         THE REFEREE MAY REQUIRE ONE OR MORE PREHEARING CONFERENCES. THE PARTIES HERETO SHALL BE ENTITLED TO DISCOVERY, AND THE REFEREE SHALL OVERSEE DISCOVERY IN ACCORDANCE WITH THE RULES OF DISCOVERY, AND SHALL ENFORCE ALL DISCOVERY ORDERS IN THE SAME MANNER AS ANY TRIAL COURT JUDGE IN PROCEEDINGS AT LAW IN THE STATE OF CALIFORNIA.

(vi)        THE REFEREE SHALL APPLY THE RULES OF EVIDENCE APPLICABLE TO PROCEEDINGS AT LAW IN THE STATE OF CALIFORNIA AND SHALL DETERMINE ALL ISSUES IN ACCORDANCE WITH CALIFORNIA SUBSTANTIVE AND PROCEDURAL LAW. THE REFEREE SHALL BE EMPOWERED TO ENTER EQUITABLE AS WELL AS LEGAL RELIEF AND RULE ON ANY MOTION WHICH WOULD BE AUTHORIZED IN A TRIAL, INCLUDING MOTIONS FOR DEFAULT JUDGMENT OR SUMMARY JUDGMENT. THE REFEREE SHALL REPORT HIS OR HER DECISION, WHICH REPORT SHALL ALSO INCLUDE FINDINGS OF FACT AND CONCLUSIONS OF LAW. THE REFEREE SHALL ISSUE A DECISION AND PURSUANT TO CALIFORNIA CODE OF CIVIL PROCEDURE, SECTION 644, THE REFEREE'S DECISION SHALL BE ENTERED BY THE COURT AS A JUDGMENT IN THE SAME MANNER AS IF THE ACTION HAD BEEN TRIED BY THE COURT. THE FINAL JUDGMENT OR ORDER FROM ANY APPEALABLE DECISION OR ORDER ENTERED BY THE REFEREE SHALL BE FULLY APPEALABLE AS IF IT HAS BEEN ENTERED BY THE COURT.

(vii)       THE PARTIES RECOGNIZE AND AGREE THAT ALL CLAIMS RESOLVED IN A GENERAL REFERENCE PROCEEDING PURSUANT HERETO WILL BE DECIDED BY A REFEREE AND NOT BY A JURY. AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR OWN CHOICE, EACH PARTY HERETO KNOWINGLY AND VOLUNTARILY AND FOR THEIR MUTUAL BENEFIT AGREES THAT THIS REFERENCE PROVISION SHALL APPLY TO ANY DISPUTE BETWEEN THEM THAT ARISES OUT OF OR IS RELATED TO THIS AGREEMENT.

21.         Entire Agreement; Amendments. This Agreement constitutes the entire agreement between each Obligor and the Lender Group pertaining to the subject matter contained herein. Subject to Section 26 below, this Agreement may not be altered, amended, or modified, nor may any provision hereof be waived or noncompliance therewith consented to, except by means of a writing executed by each Obligor and Agent. Any such alteration, amendment, modification, waiver, or consent shall be effective only to the extent specified therein and for the specific purpose for which given. No course of dealing and no delay or waiver of any right or default under this Agreement shall be deemed a waiver of any other, similar or dissimilar, right or default or otherwise prejudice the rights and remedies hereunder.

22.         Conflicts.

(a)          Conflicts with Subordinated Debt Documents. In case of any conflict or inconsistency between any terms of this Agreement, on the one hand, and any documents or instruments in respect of the Subordinated Debt, on the other hand, then the terms of this Agreement shall control.

(b)          Conflicts with Credit Agreement. In case of any conflict or inconsistency between any terms of this Agreement, on the one hand, and any of the terms and provisions of the Credit Agreement, on the other hand, then the terms and provisions of the Credit Agreement shall control.

23.         Severability of Provisions. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

24.         Interpretation. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed against any member of the Lender Group, any Bank Product Provider or any Obligor, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of all parties hereto.

25.         Counterparts; Electronic Execution. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

26.         New Subsidiaries. Each Obligor shall cause any Subsidiary of any Loan Party that is required pursuant to Section 5.11 of the Credit Agreement to execute a joinder to the Guaranty and Security Agreement or the Credit Agreement, within ten (10) days of such acquisition or formation, as the case may be, to execute and deliver to Agent a joinder to this Agreement in a form reasonably satisfactory to Agent. Upon the execution and delivery of such a joinder by such Subsidiary, such Subsidiary shall become an Obligor hereunder with the same force and effect as if originally named as an Obligor herein. The execution and delivery of any agreement or instrument adding an additional Obligor as a party to this Agreement shall not require the consent of any other Obligor hereunder. The rights and obligations of each Obligor hereunder shall remain in full force and effect notwithstanding the addition of any new Obligor hereunder as though such new Obligor had originally been named an Obligor hereunder on the date of this Agreement.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned parties have caused this Agreement to be executed and delivered as of the day and year first written above.

A.G. TRUCANO, SON & GRANDSONS, INC., a South Dakota corporation

By:	/s/ Robert B. Sturges
Name:	Robert B. Sturges
Title:	President

NEVADA GOLD & CASINOS, INC., a Nevada corporation

By:	/s/ Robert B. Sturges
Name:	Robert B. Sturges
Title:	CEO

NG SOUTH DAKOTA, LLC, a South Dakota limited liability company

By:	/s/ Robert B. Sturges
Name:	Robert B. Sturges
Title:	Manager

[Signature Page to Intercompany Subordination Agreement]

AGENT:	WELLS FARGO GAMING CAPITAL, LLC, a Delaware limited liability company

	By:	/s/ Everardo Gomez
	Name:	Everardo Gomez
	Title:	AVP

[Signature Page to Intercompany Subordination Agreement]